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                                THE GALAXY FUND

                     GALAXY INSTITUTIONAL MONEY MARKET FUND
                GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
                                CLASS III SHARES

                        SUPPLEMENT DATED AUGUST 20, 2001
                     TO PROSPECTUS DATED FEBRUARY 28, 2001

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW TO INVEST IN THE FUNDS

1. Add the following paragraph after the first paragraph under the heading "How to invest in the Funds--Buying and selling shares" on page 10 of the prospectus:

    "In addition, former shareholders of the Pillar U.S. Treasury Securities Plus Money Market Fund (the "Pillar Treasury Fund") who purchased their shares of the Pillar Treasury Fund directly from The Pillar Funds and who received Class III Shares of the Galaxy Institutional Treasury Money Market Fund in connection with the reorganization of The Pillar Funds into Galaxy may purchase additional Class III Shares of the Galaxy Institutional Treasury Money Market Fund directly through Galaxy's distributor."

2. Add the following paragraphs after the two paragraphs under the heading "How to invest in the Funds--Buying and selling shares--How to buy shares" on page 10 of the prospectus:

    "Former shareholders of the Pillar Treasury Fund as described above may purchase additional Class III Shares of the Galaxy Institutional Treasury Money Market Fund directly from Galaxy's distributor in any of the following ways:

    BUYING BY MAIL
    To make additional investments, send a check payable to the Galaxy Institutional
    Treasury Money Market Fund to:

    The Galaxy Fund
    P.O. Box 6520
    Providence, RI 02940-6520

    You must include with your check one of the following:

    - The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

    - A letter stating the amount of your investment, the name of the Fund and your account number.

    If your check is returned because of insufficient funds, Galaxy will cancel your order.

    BUYING BY WIRE
    To make an additional investment by wire, send U.S. funds through the
    Federal Reserve System to
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    Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

    Fleet National Bank
    100 Federal Street
    Boston, MA 02110
    ABA #0110-0013-8
    DDA #79673-5702
    Ref: The Galaxy Fund
      (Account number)
      (Account registration)

    Your financial institution may charge you a fee for sending funds by wire."

3. Add the following paragraphs after the paragraph under the heading "How to invest in the Funds--Buying and selling shares--How to sell shares" on page 11 of the prospectus:

    "Former shareholders of the Pillar Treasury Fund as described above may sell Class III Shares of the Galaxy Institutional Treasury Money Market Fund directly through Galaxy's distributor in any of the following ways:

    SELLING BY MAIL
    Send your request in writing to:

    The Galaxy Fund
    P.O. Box 6520
    Providence, RI 02940-6520

    You must include the following:

       - The name of the Fund

       - The number of shares or the dollar amount you want to sell

       - Your account number

       - Your Social Security number or tax identification number

       - The signatures of each registered owner of the account (the signatures must match the names on the account registration).

    Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

    SELLING BY PHONE
    You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

    SELLING BY WIRE
    Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

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    The sale proceeds must be paid to the same bank and account you named in your written instructions.

    SIGNATURE GUARANTEES
    When selling your shares by mail or by phone, you must have your signature guaranteed if:

    - you're selling shares worth more than $50,000,

    - you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

    - you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

    - you want Galaxy to make the check payable to someone else.

    Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient."

4. Add the following paragraphs after the five paragraphs under the heading "How to invest in the Funds--Buying and selling shares--Other transaction policies" on page 11 of the prospectus:

    "Galaxy may refuse your order to sell shares by wire or telephone if it believes it is advisable to do so. Galaxy may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time.

    If you sell your shares directly through Galaxy's distributor by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

    If you sell your shares directly through Galaxy's distributor, sales proceeds are normally sent to you within three business days. Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

    If you sell your shares directly through Galaxy's distributor, Galaxy may close your account after 60 days' written notice if the value of your account drops below $250 as a result of selling shares."

HOW TO REACH GALAXY

1. Add the following new section after the section entitled "Dividends, distributions and taxes" on page 12 of the prospectus:

    "HOW TO REACH GALAXY

    Former shareholders of the Pillar Treasury Fund as described above under "How to Invest in the Fund" can reach Galaxy in any of the following ways:

    GALAXY SHAREHOLDER SERVICES

    Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

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    INVESTCONNECT

    InvestConnect is Galaxy's shareholder voice response system. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell shares. It's available 24 hours a day, seven days a week.

    If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

    THE INTERNET

    Please visit Galaxy's Web site at: www.galaxyfunds.com

    HEARING IMPAIRED

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week."

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